                                                                    EXHIBIT 10.4

                               PROVIDER AGREEMENT

                                     PART I

THIS AGREEMENT is made the ________ day of _____________________________, 200__,
by and between ___________________________________________________________, with its principle place of business at
________________________________________________________________, hereinafter referred to as ""Provider, and Eye Care International, Inc. (ECI) with its principle place of business at 1511 N. Westshore Blvd., Suite 925, Tampa, Florida 33607.

RECITALS

WHEREAS, ECI markets a national vision plan Network consisting of, among others, ophthalmologists providing ECI patient members with the highest quality of ophthalmic services at reasonable prices; and WHEREAS, ECI and Provider desire to enter into an agreement whereby ECI will refer to Provider ECI members and participants located in the Providers geographical area; NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

DUTIES OF PROVIDER

1. Provider agrees to provide medical and surgical services and products (if applicable) to all ECI members and participants (collectively called members) at prices set forth below. ECI shall not serve as insurer, guarantor or underwriter with respect to members' responsibility for payment for services or goods.

2. Provider understands that ECI may enter into agreements with patient groups providing for third party payment of Providers fees. Provider agrees to bill the member via either ECI or a designated payer for services (and products, if applicable - see Part II) rendered to the member.

3. Provider is responsible for billing and collections. Provider shall charge ECI non-Medicare patients 80% of the Medicare approved fees applicable to Providers location. For procedures not usually covered by Medicare, ECI members are to be charged 20% below your usual and customary fees. Medicare patients should be billed in accordance with your usual billing practices.

QUALITY ASSURANCE

Provider agrees that he or she shall complete and return to ECI quality assurance questionnaires which may be forwarded to the Provider by ECI.

LICENSES

Provider agrees to maintain all appropriate licenses required to conduct business, including malpractice insurance of not less than one-million dollars, and to otherwise conduct himself/herself in a manner consistent with the ethics of the medical profession. If requested, Provider agrees to provide ECI with proof of insurance coverage.

IDENTIFICATION OF PROVIDER AS PARTICIPATING IN THE ECI NETWORK

Provider hereby grants ECI the right to use his or her name, specialist certifications, business ads and telephone number for purposes of informing the ECI members (including sales efforts) and prospective members of the identities of the participating providers and for otherwise carrying out the terms and intents of this Agreement.

CONSIDERATION

PROVIDER WILL HAVE NO FINANCIAL OBLIGATION TO ECI.

TERM OF AGREEMENT

This Agreement shall be effective for a three (3) year period, commencing on the date that this Agreement is signed by ECI. Unless terminated, this Agreement shall be automatically renewed for successive yearly periods. This Agreement may be terminated by either party immediately by reason of a material breach by the non-terminating party.

ENTIRE AGREEMENT

The Agreement contains the entire understanding between the parties.

AGREEMENT NOT EXCLUSIVE

Either party may enter into other similar agreements for performance of similar services; except that the Provider agrees that during for so long as this Agreement is in effect, and for a six (6) month period thereafter, he or she shall not join a providers national network servicing an entity the same as or similar to ECI; i.e., a non-insurance based national network of ophthalmologists offering medical services based on a RBRVS fee schedule (or a comparable schedule). Specifically excluded from the foregoing restrictions is any national insurance carrier, HMO, PPO or substantially similar type plan.

CONFIDENTIALITY

Provider agrees not to divulge the compensation, fees, rates and charges subject to this Agreement. Each party agrees on behalf of itself, its affiliates, officers, agents and employees that it will not, directly or indirectly, communicate, divulge or use for its own benefit, or for the benefit of any other person, or legal entity, any information or data concerning marketing, finances, methods, patients, contacts, operations, membership or any other information acquired or learned through the other. This provision shall survive the termination or expiration of this Agreement.

NOTICE

Any notice pertaining to the Agreement must be in writing, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested sent to the address of the respective parties herein set forth.

GOVERNING LAW

THIS AGREEMENT IS MADE IN THE COUNTY OF PINELLAS, STATE OF FLORIDA, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. IF ANY OF TERMS OF THIS AGREEMENT DIFFER OR CONFLICT WITH ANY FEDERAL OR LOCAL LAWS, THE FEDERAL OR LOCAL LAWS SHALL PREVAIL AND THE CONFLICT PROVIDER AUTOMATICALLY HEREIN SHOULD BE DEEMED STRICKEN.

FREE EYE EXAM PROGRAM: ECI members receive a certificate for one FREE EYE EXAM per family membership each year (excludes exams for contact lenses). A condition of this feature is that the initial prescription, if needed, must be filled at the provider location performing the exam (if you dispense). All other family members will pay the exam fee as provided for in this agreement. Please check one of the options below:

         ____ Please include us in the participating provider list that refers members to us for one free eye exam per family membership in the ECI vision plan.

         ____     Please do not include me in the free eye exam program.

PROVIDERS AND LOCATIONS

Primary Office Location:
                        --------------------------------------------------------

Address:
        ------------------------------------------------------------------------

City:                                            State:            Zip:
     -------------------------------------------       -----------     ---------

Telephone                              Office Hours:
         ----------------------------               ----------------------------

List below all office locations, including zip codes that you would like listed in our computer directory, and the names of all providers servicing your practice for purposes of patient referrals.

         PROVIDERS NAME                     OFFICE LOCATION

-----------------------------       --------------------------------------------

-----------------------------       --------------------------------------------

(IF ADDITIONAL SPACE IS NEEDED, PLEASE LIST ON A SEPARATE SHEET OF PAPER AND ATTACH TO THIS AGREEMENT.)

Complete all categories that apply to your office(s):


I.  NUMBER OF              II.  SURGICAL PROCEDURES           III.  EXAMINATIONS/DISPENSING
    ---------                   -------------------                 -----------------------

                           YES NO                             YES NO
____ M.D' s                __ __ Cataract/Corneal/Glaucoma    __ __ Eyeglass Exams
____ O.D' s                __ __ Oculoplastics                __ __ Contact Lens Exams
____ Opticians             __ __ Pediatric Surgery            __ __ Dispense Eyeglasses
                           __ __ Retinal/Vitreal              __ __ Dispense Contact Lenses
                           __ __ RK/ALK Surgery
                           __ __ Excimer Laser



PLEASE LIST LANGUAGES, OTHER THAN ENGLISH, THAT YOU AND/OR YOUR PROFESSIONAL STAFF SPEAK.

         I SPEAK                MY STAFF SPEAKS           LEVEL OF FLUENCY
         -------                ---------------           ----------------

------------------------   -------------------------   ------------------------

------------------------   -------------------------   ------------------------



NOTE: IF YOU DISPENSE, PLEASE COMPLETE PART II OF THIS AGREEMENT; IF NOT,
PLEASE CHECK HERE                  .
                   ----------------

PLEASE BE SURE TO SIGN THIS AGREEMENT ON PAGE 4.

                                     PART II

ROVIDERS WHO DISPENSE EYE WEAR

1. Pricing and dispensing fees shall be as listed on PRICE SCHEDULE 1, or your current sale price, if lower.

2. Prices on contact lenses (disposables not included), non-prescription sunglasses, and all other sundry items shall be offered at a 20% discount off established retail.

3. PROVIDER agrees that, except in the case of the Free Eye Exam program, it will release to Program Members their eyewear prescription resulting from an examination.

4. PROVIDER will honor a 30-day unconditional guarantee to Program Members by refunding their money if for any reason they return their glasses or contacts within 30 days from the date of purchase. Exams are not included in the guarantee.

5. PROVIDER shall warrant and guarantee the satisfaction of the products and services sold to ECI Members consistent with industry standards and other guarantees otherwise offered by PROVIDER.

SIGNATURE

I (the individual eye care/eye wear {if applicable} provider or authorized company officer) hereby applies for membership.

Authorized by:                     Authorized by Eye Care International, Inc.

----------------------------       ----------------------------------------
Name and title (signature)             Name and title (signature)

----------------------------        ----------------------------------------
Print name                                      Acceptance Date

EYE CARE INTERNATIONAL, INC.

                                PRICE SCHEDULE 1

                           DISPENSING FEE (PER PAIR):

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Single Vision.................................. $30.00      Cataract or other specialty lenses.................$50.00
Bifocal........................................  35.00      Frame only........................................  15.00
Trifocal.......................................  40.00      Lenses only.................1/2the regular dispensing fee
Progressive....................................  50.00
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                            GLASS AND PLASTIC LENSES:
                       Edged and Assembled for ZYL frames
                               Sphere PL to +/-400
    Cylinder .025 to -400 (For higher powers add $1.00 per lens, per diopter)

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                                               Per Pair                                                     Per Pair

Single Vision...................................$19.95      Executive Bifocal....................................$39.95
Bifocal (25, 28, RD)............................ 34.95      Executive Trifocal....................................54.95
Trifocal (25, 28)............................... 46.95      Blended Bifocal.......................................52.95
Bifocal (35).................................... 39.95      Progressive.......................................... 73.95
Trifocal (8X35)................................. 54.95      Varilux...............................................85.95
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                          ADDITIONAL CHARGES PER PAIR:

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                                                     SINGLE VISION              BIFOCAL TRIFOCAL     PROGRESSIVE
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Oversize 56 Eye Size and Over                         $ 7.00            $ 10.00          $ 10.00            $  --
FDA Hardening and Testing                               4.00               4.00             4.00             4.00
Prescribed Prism (.25 to 3.00)                          4.00               4.00             4.00             4.00
TINT:
Glass:  Rose 1 & 2                                      6.00               9.00            10.00               --
Green & Gray 2 & 3                                      6.00               9.00            10.00               --
Plastic:  all solid                                     7.00               7.00             7.00             7.00
Plastic:  single gradient                               9.00               9.00             9.00             9.00
Plastic:  double gradient                              11.00              11.00            11.00            11.00
UV 400                                                  9.00               9.00             9.00             9.00
Photochromic                                           11.00              19.00            24.00            24.00
Transitions                                            53.00              66.00            66.00            66.00
Factory Scratch Coat                                   12.00              14.00            14.00               --
Polycarbonate                                          14.00              18.00            33.00            40.00
Lite Style                                             25.00              29.00            44.00            51.00
Ultra Litestyle                                        33.00              37.00            52.00            59.00
High Index                                             40.00              48.00            48.00            48.00
Wire Mounting                                           4.00               4.00             4.00             4.00
Rimless Mounting                                        8.00               8.00             8.00             8.00
Edge & Mount Half Eye                                   7.00                 --               --               --
Polish Edges                                            8.00               8.00             8.00             8.00
Over 3.00 Add                                             --               9.00             9.00             9.00
Multi-Layered AR Coating                               29.95              29.95            29.95            29.95
Mirage 2000                                            32.95              32.95            32.95            32.95

                                     FRAMES:

Charge current FRAMES or FRAME FAX price. If the frame is not listed in either aforementioned periodicals, charge acquisition cost.

                                  OTHER ITEMS:

CONTACT LENSES (disposables not included), NON-PRESCRIPTION Sunglasses: give a 20% discount off your established retail price. ALL OTHER ITEMS NOT LISTED (i.e. sundry items), give 30% off your established retail price.

NOTE: IF PROVIDER'S ACQUISITION COST OF FRAMES AND/OR LENSES IS HIGHER THAN THE SCHEDULE, CHARGE THE ACQUISITION COST.